UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                OCTOBER 29, 2003


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                               0-13368 37-1103704
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                                 (217) 234-7454
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.   Other Events

Incorporated by reference is the quarterly shareholder report issued by the Registrant on October 29, 2003, attached as Exhibit 99, providing information concerning the Registrant's financial statements as of September 30, 2003.



Item 7.   Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit 99 - Quarterly shareholder report issued October 29, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST MID-ILLINOIS BANCSHARES, INC.



Dated: October 29, 2003                  By: /s/ William S. Rowland

                                             William S. Rowland
                                             President and Chief
                                             Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number           Description

99               Quarterly shareholder report issued October 29, 2003

                                                                      Exhibit 99

                                                             October 29, 2003

Quarterly Report to the Owners,
First Mid-Illinois Bancshares, Inc.

Our financial results for the first nine months of 2003 were good, with diluted earnings per share amounting to $2.14 per share. This amount represents a 21% increase from the $1.77 per share we earned during the same period in 2002. Total net income during the first nine months of 2003 was $6,877,000, representing a 14% increase from the $6,046,000 we earned during the same period in 2002. Earnings per share increased faster than net income because of our share buy-back program. Year-to-date in 2003, we have acquired 103,419 shares at a total investment of $3,466,000. This program has proven to be an effective way of increasing value for shareholders. Any shareholder who wishes to use this service should contact Mrs. Christie Wright at (217) 258-0493.

Higher non-interest income was the primary factor in the earnings growth. Non-interest income increased to $9,913,000 for the first nine months of 2003 as compared to $7,727,000 for the same period in 2002. Residential real estate activity has continued to be strong throughout our franchise area, with mortgage banking revenue increasing to $1,755,000 for the first nine months of 2003 from $1,054,000 for the same period in 2002. Most of the residential real estate loans we originate are sold into the secondary market for interest rate risk management purposes. In addition, growth in deposit service charges due to increases in deposit balances and overdraft fees, and increased insurance commissions also contributed to the non-interest income increase.

Net interest income declined slightly for the first nine months, amounting to $19,965,000 in 2003 as compared to $20,001,000 in 2002. Loan pricing constraints together with an extremely low interest rate environment resulted in a decline in our net interest margin from 4.18% in the first nine months of 2002 to 3.81% for the first nine months of 2003. We have been able to offset the margin compression by increasing our loan volumes. Loan balances have increased by $40 million since December 31, 2002, with the growth primarily in commercial real estate loans.

Our provision for loan losses amounted to $750,000 for the first nine months of 2003 as compared to $775,000 during the same period last year, with net charge-offs declining to $205,000 for the first nine months of 2003 as compared with $578,000 for the same period in 2002. Non-performing loans on September 30, 2003 were $4,766,000 as compared with $3,149,000 on December 31, 2002.

Non-interest expenses of $18,674,000 increased by $769,000 for the first nine months of 2003 when compared to the same period in 2002 primarily as a result of the increased costs associated with the locations in Champaign and Maryville that were opened in November, 2002. Both branches have had solid loan and deposit growth and are now adding to our profitability.

Thank you for your support and for your confidence in First Mid-Illinois Bancshares, Inc.

                                         Sincerely,

                                         /s/ William S. Rowland

                                         William S. Rowland
                                         Chairman and Chief Executive Officer

Condensed Consolidated Balance Sheets
(In thousands, except share data)   (unaudited)                                             September 30,      December 31,
                                                                                                     2003              2002
                                                                                        ------------------ -----------------
Assets
Cash and due from banks                                                                          $ 23,887          $ 22,437
Federal funds sold and other interest-bearing deposits                                             15,750            47,220
Investment securities:
  Available-for-sale, at fair value                                                               167,055           166,415
  Held-to-maturity, at amortized cost (estimated fair
    value of $1,714 and $1,927 at September 30, 2003
    and December 31, 2002, respectively)                                                            1,692             1,902
Loans                                                                                             539,743           499,864
Less allowance for loan losses                                                                    (4,269)           (3,723)
  Net loans                                                                                       535,474           496,141
remises and equipment, net                                                                        16,307            16,916
Goodwill, net                                                                                       9,034             9,034
Intangible assets, net                                                                              4,166             4,743
Other assets                                                                                       10,493            11,432
                                                                                        ------------------ -----------------
  Total assets                                                                                   $783,858          $776,240
                                                                                        ================== =================

Liabilities and Stockholders' Equity
Deposits:
  Non-interest bearing                                                                           $ 90,545          $ 84,025
  Interest bearing                                                                                524,234           529,427
                                                                                        ------------------ -----------------
    Total deposits                                                                                614,779           613,452
Repurchase agreements with customers                                                               53,333            44,184
Other borrowings                                                                                   39,925            44,625
Other liabilities                                                                                   5,520             7,172
                                                                                        ------------------ -----------------
  Total liabilities                                                                              $713,557          $709,433
                                                                                        ------------------ -----------------
Stockholders' Equity:
Common stock ($4 par value; authorized 6,000,000 shares;
  Issued 3,663,610 shares in 2003 and 3,603,737 shares in 2002)                                   $14,655           $14,415
Additional paid-in capital                                                                         15,790            14,450
Retained earnings                                                                                  51,982            45,896
Deferred compensation                                                                               1,833             1,589
Accumulated other comprehensive income                                                              1,667             2,373
Treasury stock at cost, 517,981 shares in 2003 and 414,562 shares in 2002                        (15,626)          (11,916)
                                                                                        ------------------ -----------------
  Total stockholders' equity                                                                       70,301            66,807
                                                                                        ------------------ -----------------
  Total liabilities and stockholders' equity                                                     $783,858          $776,240
                                                                                        ================== =================

Condensed Consolidated Statements of Income
(In thousands)   (unaudited)
For the nine months ended September 30,                                                              2003              2002
                                                                                        ------------------ -----------------
Interest income:
Interest and fees on loans                                                                       $ 24,245          $ 25,317
Interest on investment securities                                                                   4,649             5,578
Interest on federal funds sold and other                                                              222               174
                                                                                        ------------------ -----------------
    Total interest income                                                                          29,116            31,069

Interest expense:
nterest on deposits                                                                                7,549             9,255
Interest on repurchase agreements with customers                                                      193               257
Interest on other borrowings                                                                        1,409             1,556
                                                                                        ------------------ -----------------
    Total interest expense                                                                          9,151            11,068
                                                                                        ------------------ -----------------
Net interest income                                                                                19,965            20,001
Provision for loan losses                                                                             750               775
                                                                                        ------------------ -----------------
Net interest income after provision for loan losses                                                19,215            19,226

Non-interest income:
Trust revenues                                                                                      1,444             1,398
Brokerage commissions                                                                                 209               195
Insurance commissions                                                                               1,141               901
Service charges                                                                                     3,303             2,609
Securities gains, net                                                                                 370               223
Mortgage banking revenues                                                                           1,755             1,054
Other                                                                                               1,691             1,347
                                                                                        ------------------ -----------------
  Total non-interest income                                                                         9,913             7,727

Non-interest expense:
Salaries and employee benefits                                                                     10,197             9,344
Net occupancy and equipment expense                                                                 3,202             3,023
Amortization of intangible assets                                                                     577               557
Other                                                                                               4,698             4,981
                                                                                        ------------------ -----------------
  Total non-interest expense                                                                       18,674            17,905
                                                                                        ------------------ -----------------

Income before income taxes                                                                         10,454             9,048
Income taxes                                                                                        3,577             3,002
                                                                                        ------------------ -----------------

Net income                                                                                        $ 6,877           $ 6,046
                                                                                        ================== =================


Condensed Consolidated Statements of Changes in Stockholders' Equity
(in thousands)   (unaudited)
For the nine month period ended September 30,                                                        2003              2002
                                                                                        ------------------ -----------------

Balance at beginning of period                                                                   $ 66,807          $ 63,925
Net income                                                                                          6,877             6,046
Dividends on stock                                                                                  (791)             (780)
Issuance of stock                                                                                   1,580             1,346
Purchase of treasury stock                                                                        (3,466)             (859)
Change in accumulated other comprehensive income (loss)                                             (706)             1,896
                                                                                        ------------------ -----------------
Balance at end of period                                                                         $ 70,301          $ 71,574
                                                                                        ================== =================











Per Share Information
(unaudited)

For the nine months ended September 30,                                                              2003              2002
                                                                                        ------------------ -----------------
Basic earnings per share                                                                           $ 2.17            $ 1.78
Diluted earnings per share                                                                         $ 2.14            $ 1.77
Book value per share                                                                               $22.35            $21.09










                       First Mid-Illinois Bancshares, Inc.
                             1515 Charleston Avenue
                             Mattoon, Illinois 61938
                                 (217) 234-7454

                                www.firstmid.com